SUPPLEMENT DATED OCTOBER 20, 2014

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2014

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2014, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Diversified Bond Portfolio section, the following is added as the last sentence of the second paragraph:

The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box.

In the Floating Rate Loan Portfolio section, the last two sentences of the last paragraph are deleted and replaced with the following:

The Fund may also (1) purchase up to 10% of its assets in warrants, including those with upfront fees received in connection with purchasing a loan and (2) receive and hold warrants, equities and other debt securities in connection with a loan restructuring. The Fund may also invest in closed-end investment companies which invest in floating rate instruments. The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box.

In the Emerging Markets Debt Portfolio section, the following is added as the last sentence:

The Fund may also invest up to 5% of its assets in short sales against the box.

In the Comstock Portfolio section, the following is added as the last sentence:

The Fund may also invest up to 5% of its assets in warrants.

In the Mid-Cap Equity Portfolio section, the second to last sentence is deleted and replaced with the following:

The Fund may invest up to 5% of its assets in each of the following: private placements, short sales and short sales against the box.

In the Mid-Cap Growth Portfolio section, the first sentence of the third paragraph is deleted and replaced with the following:

The Fund may invest up to 5% of its assets in each of the following: convertible securities and warrants.

In the International Value Portfolio section, the fourth sentence is deleted and replaced with the following:

The Fund may also invest up to 5% of its assets in each of the following: preferred stock, 144A securities, short sales and short sales against the box.

In the Currency Strategies Portfolio section, the following is added as the last sentence:

The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box on equity securities.

In the Global Absolute Return Portfolio section, the following is added as the last sentence:

The Fund may also invest up to 5% of its assets in short sales against the box.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENTS

In the Reverse Repurchase Agreements and Other Borrowings section, the first sentence of the second paragraph is deleted and replaced with the following:

A Fund may use the proceeds of a reverse repurchase agreement to purchase other securities.

INVESTMENT RESTRICTIONS

The Nonfundamental Investment Restrictions section is deleted and replaced with the following:

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions apply to all Funds, unless otherwise stated:

1. A Fund may not purchase illiquid securities or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities.

2. A Fund may not purchase or sell commodities or commodities contracts, except subject to restrictions described in the Prospectuses and in this SAI that: (a) each Fund may engage in futures contracts and options on futures contracts; and (b) each Fund may enter into forward contracts including forward foreign currency contracts.

3. If a Fund has a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, it will provide at least 60 days prior written notice of any change to such policy.

4. A Fund which serves as an Underlying Fund for a fund-of-funds (such as the Portfolio Optimization Portfolios or the Pacific Dynamix Portfolios) may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise specifically stated in a Fund’s Prospectus or above, each Fund investment restriction will apply only at the time of investment (and subsequent fluctuations in the value of Fund securities or the sale of Fund securities will not result in a violation of the restriction). For purposes of restriction 2 above, an option on a foreign currency shall not be considered a commodity or commodity contract.

INFORMATION ABOUT THE MANAGERS

Effective October 1, 2014, in the Sub-Advisory Fee Schedules table, information regarding the Short Duration Bond Portfolio is deleted and replaced with the following:

T. Rowe Price	Short Duration Bond Portfolio[2]

Fund under $100 million:

0.225% on first $50 million

0.175% on next $50 million

Fund at or above $100 million, but less than $250 million:

0.150% on all assets

Fund at or above $250 million, but less than $500 million:

0.125% on all assets

Fund at or above $500 million, but less than $1 billion:

0.125% on the first $500 million

0.100% on the next $500 million

Fund at or above $1 billion:

0.100% on all assets

In addition, a reference to footnote 6 will be added to the Diversified Bond Portfolio in the Western Asset line item, and the following footnote will be added at the end of the table:

6When determining the breakpoint rates, the combined average daily net assets of the Western Asset managed Diversified Bond Portfolio are aggregated with the Western Asset managed portion of the PL Managed Bond Fund of Pacific Life Funds provided it is managed by the same sub-adviser.

Form No.	15-42585-00
PSFSAI1014A

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